Exhibit 99.1

Dollar Tree, Inc. to Host Fourth Quarter Earnings Conference Call

CHESAPEAKE, Va.--February 15, 2023--Dollar Tree, Inc. (NASDAQ: DLTR), will host its conference call for investors and analysts to discuss financial results for the fourth quarter ended January 28, 2023.

WHEN:	Wednesday, March 1, 2023 9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 866-580-3963 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at https://corporate.dollartree.com/investors/news-events/ir-calendar.

REPLAY:	A recorded version of the call will be available until midnight Tuesday, March 7, and may be accessed by dialing 866-583-1035. Please enter Passcode 4733898.

CONTACT:	Dollar Tree, Inc., Chesapeake Randy Guiler 757-321-5284 www.DollarTree.com DLTR-E